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                                                                    EXHIBIT 23.2


                      CONSENT OF PETER J. DEHLINGER, ESQ.

        I consent to the reference to my name under the caption "Experts" in the Prospectus Supplement to the Prospectus included in the Registration Statement on Form S-3 (Registration No. 33-58495) of SEQUUS Pharmaceuticals, Inc.


Dated:  September 27, 1995


                                                    /s/ PETER J. DEHLINGER
                                                    ----------------------------
                                                        Peter J. Dehlinger, Esq.


Palo Alto, California